EXHIBIT 10.2

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

EXECUTION COPY

THIRD AMENDMENT TO

LICENSE AND COLLABORATION AGREEMENT

This Third Amendment (the “Third Amendment”) to the ZW25 Agreement (as defined below), is entered into as of the date of last signature below (the “Third Amendment Effective Date”), by and between ZYMEWORKS BC INC. (formerly named Zymeworks Inc.), a corporation organized and existing under the laws of British Columbia (“Zymeworks”), having a place of business at 114 East 4th Avenue, Suite 800, Vancouver, B.C., V5T1G4 Canada, and BEIGENE, LTD., a Cayman Island exempted company incorporated with limited liability (“BeiGene”), having a place of business at c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, PO Box 1348, Grand Cayman KY1-1108, Cayman Islands. Zymeworks and BeiGene are each referred to individually as a “Party” and together as the “Parties”.

BACKGROUND

A.

Zymeworks and BeiGene entered into that certain License and Collaboration Agreement, dated November 26, 2018, as amended pursuant that certain First Amendment to Collaboration Agreement dated effective March 29, 2021 and pursuant to that certain Second Amendment to the License and Collaboration Agreement dated effective August 10, 2021, pursuant to which BeiGene obtained an exclusive license under certain patents and know-how controlled by Zymeworks to develop and commercialize Zymeworks’ proprietary bispecific HER2 antibody known as ZW25 in the Field in the Territory (the “ZW25 Agreement”);

B.

Zymeworks and BeiGene have also entered into that certain License and Collaboration Agreement, dated November 26, 2018, as amended on May 25, 2020 and June 2, 2021, pursuant to which Zymeworks granted BeiGene certain rights to develop and commercialize ZW49, a novel dual anti-HER2 bispecific antibody drug conjugate (“ZW49 Agreement”);

C.	The Parties are terminating the ZW49 Agreement concurrent herewith and have agreed to amend certain financial obligations under the ZW25 Agreement in response to such termination.

D.	The Parties now desire to amend the ZW25 Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows as of the Third Amendment Effective Date:

AGREEMENT

1.	Definitions. Unless otherwise defined in this Third Amendment, initially capitalized terms used herein shall have the meanings given to them in the ZW25 Agreement.

2.	Section 9.5(c)(vi). Royalty Reduction. A new Section 9.5(c)(vi) is hereby added to the ZW25 Agreement after Section 9.5(c)(v), as follows:

“(vi) Negotiated Reduction. Without limiting any other reduction set forth herein, the royalty rates set forth in Section 9.5(a) shall each be reduced by one-half of one percent (0.5%) (the “Rate Reduction”) until the Cap is achieved, at which point the Rate Reduction shall cease to apply and full royalty rates set forth in Section 9.5(a) shall apply until the expiration of the applicable Royalty Term. For purposes of the foregoing, the “Cap” means the cumulative reduction in royalties owed to Zymeworks as a result of the Rate Reduction, relative to the royalties that would have been owed to Zymeworks absent the Rate Reduction, which shall equal [***] US Dollars ($[***]).”

By way of illustration, assume in a Calendar Year that (i) aggregate Net Sales of Licensed Product in the Territory in US Dollars total [***] US Dollars ($[***]) and (ii) no adjustments or deductions under Section 9.5(c) apply. The total royalties due and payable by BeiGene to Zymeworks for such Net Sales would be [***] US Dollars ($[***]), calculated as follows:

$[***]	x [***]%	= $[***]
$[***]	x [***]%	= $[***]
$[***]	x [***]%	= $[***]
$[***]	x [***]%	= $[***]
$[***]	x 19.5%	= $[***]
Total Royalty		= $[***]

3.

No Other Modifications. Except as specifically set forth in this Third Amendment, the terms and conditions of the ZW25 Agreement shall remain in full force and effect. No waiver of any obligation under this Third Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Third Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.

4.

Miscellaneous. This Third Amendment, together with the ZW25 Agreement, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter. This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws.

[Remainder of page left blank intentionally; signature page to follow.]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

ZYMEWORKS BC INC.

By:	/s/ Ken Galbraith
Name: Ken Galbraith
Title: Chair & Chief Executive Officer
Date: September 18, 2023

BEIGENE, LTD.

By:	/s/ Chan Lee
Name: Chan Lee
Title: General Counsel
Date: September 15, 2023

[Signature page to Third Amendment to License and Collaboration Agreement]

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